                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM T-1
                FOR STATEMENTS OF ELIGIBILITY AND QUALIFICATIONS
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ----------------

                  THE RIGGS NATIONAL BANK OF WASHINGTON, D.C.
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                               ----------------

                                   53-0133403
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

         808-17TH STREET, N.W.                           20006
            WASHINGTON, D.C.                           (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                               ----------------

                         POTOMAC ELECTRIC POWER COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                               ----------------

   DISTRICT OF COLUMBIA AND VIRGINIA                   53-0127880
    (STATE OR OTHER JURISDICTION OF       (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

     1900 PENNSYLVANIA AVENUE, N.W.                      20068
            WASHINGTON, D.C.                           (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                              FIRST MORTGAGE BONDS
                        (TITLE OF INDENTURE SECURITIES)

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

                                    GENERAL

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE-

(A) IF THE TRUSTEE IS AN INSTITUTIONAL TRUSTEE, GIVE THE NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

    Comptroller of the Currency of the United States, Washington, D.C.

    Federal Deposit Insurance Corporation, Washington, D.C.

(B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. IF THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

  None.

3. VOTING SECURITIES. FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                              AS OF JULY 1, 1995

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
                    COL. A                                        COL. B
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                TITLE OF CLASS                              AMOUNT OUTSTANDING
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
Common capital stock, par value $2.50 per share             31,145,212 shares
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

                            CONFLICTS OF INTERESTS

4. TRUSTEESHIPS UNDER OTHER INDENTURES. IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

  (A)TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

  None.

  (B)A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE.

  Not applicable.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS. IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

  None

6. VOTING SECURITIES OWNED BY THE OBLIGOR OR ITS OFFICIALS. FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                              AS OF JULY 1, 1995
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
   COL. A              COL. B                COL. C                   COL. D.
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                                                                   PERCENTAGE OF
                                                                 VOTING SECURITIES
                                          AMOUNT OWNED         REPRESENTED BY AMOUNT
NAME OF OWNER      TITLE OF CLASS         BENEFICIALLY            GIVEN IN COL. C
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
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

  All outstanding shares of The Riggs National Bank of Washington, D.C., are owned by Riggs National Corporation.

  The aggregate number of shares of common stock of Riggs National Corporation owned beneficially by the obligor and its directors and executive officers, taken as a group, does not exceed 1% of the outstanding voting securities of Riggs National Corporation.

7. VOTING SECURITIES OWNED BY UNDERWRITERS OR THEIR OFFICIALS. FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                              AS OF JULY 1, 1995

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
   COL. A              COL. B                COL. C                   COL. D.
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                                                                   PERCENTAGE OF
                                                                 VOTING SECURITIES
                                          AMOUNT OWNED         REPRESENTED BY AMOUNT
NAME OF OWNER      TITLE OF CLASS         BENEFICIALLY            GIVEN IN COL. C
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
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

  All outstanding shares of The Riggs National Bank of Washington, D.C., are owned by Riggs National Corporation.

  The aggregate number of shares of common stock of Riggs National Corporation owned beneficially by the obligor and its directors and executive officers, taken as a group, does not exceed 1% of the outstanding voting securities of Riggs National Corporation.

  If any underwriter of the securities proposed to be offered advises the trustee that the amount of voting securities of Riggs National Corporation owned beneficially by it and by its directors, partners and executives officers, taken as a group, exceeds one per cent of the outstanding voting securities of Riggs National Corporation, information as to such underwriter will be furnished by amendment prior to the proposed public offering. Reasonable inquiry will be made of each underwriter with respect to the information called for by this item.

8. SECURITIES OF THE OBLIGOR OWNED OR HELD. FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

                              AS OF JULY 1, 1995

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
    COL. A              COL. B                        COL. C                      COL. D.
- ------------------------------------------------------------------------------------------------
                WHETHER THE SECURITIES      AMOUNT OWNED BENEFICIALLY        PERCENT OF CLASS
                ARE VOTING OR NONVOTING OR HELD AS COLLATERAL SECURITY FOR REPRESENTED BY AMOUNT
TITLE OF CLASS        SECURITIES        OBLIGATIONS IN DEFAULT BY TRUSTEE     GIVEN IN COL. C
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
     None
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

9. SECURITIES OF UNDERWRITERS OWNED OR HELD. IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                              AS OF JULY 1, 1995
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
    COL. A              COL. B                        COL. C                      COL. D.
- ------------------------------------------------------------------------------------------------
                WHETHER THE SECURITIES      AMOUNT OWNED BENEFICIALLY        PERCENT OF CLASS
                ARE VOTING OR NONVOTING OR HELD AS COLLATERAL SECURITY FOR REPRESENTED BY AMOUNT
TITLE OF CLASS        SECURITIES        OBLIGATIONS IN DEFAULT BY TRUSTEE     GIVEN IN COL. C
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
     None
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

  The amount of any class of securities of any underwriter for the obligor owned beneficially or held as collateral security for obligations in default by The Riggs National Bank of Washington, D.C., does not exceed 1% of the outstanding securities of the class.

  If upon final determination of such underwriters the foregoing statement would be incorrect, this item will be amended.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR. IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                              AS OF JULY 1, 1995

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
    COL. A              COL. B                        COL. C                      COL. D.
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                WHETHER THE SECURITIES      AMOUNT OWNED BENEFICIALLY        PERCENT OF CLASS
                ARE VOTING OR NONVOTING OR HELD AS COLLATERAL SECURITY FOR REPRESENTED BY AMOUNT
TITLE OF CLASS        SECURITIES        OBLIGATIONS IN DEFAULT BY TRUSTEE     GIVEN IN COL. C
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
     None
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

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR. IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                              AS OF JULY 1, 1995

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
    COL. A              COL. B                        COL. C                      COL. D.
- ------------------------------------------------------------------------------------------------
                WHETHER THE SECURITIES      AMOUNT OWNED BENEFICIALLY        PERCENT OF CLASS
                ARE VOTING OR NONVOTING OR HELD AS COLLATERAL SECURITY FOR REPRESENTED BY AMOUNT
TITLE OF CLASS        SECURITIES        OBLIGATIONS IN DEFAULT BY TRUSTEE     GIVEN IN COL. C
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
     None
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

12. LIST OF EXHIBITS

Exhibit T1A (a) Photostatic copy of Original Articles of Association of the
              Trustee dated June 27, 1896; copy of Certificate dated June 30, 1896 issued by Comptroller of Currency authorizing The Riggs National Bank to commence the business of banking; certified copy of New Articles of Association which became effective March 1, 1946./1/

(b) Certification of Thomas P. Kane, Acting Comptroller of the Currency, dated
              June 24, 1916, that Riggs National Bank of Washington, D.C. is authorized to have succession until the close of business June 26, 1936./1/

(c) Photostatic copy of letter dated January 20, 1933 signed by F.G. Awalt, Acting Comptroller of the Currency, Treasury Department, Washington, D.C., showing that the charter of The Riggs National Bank was extended until the close of business June 26, 1995, by virtue of an amendment on July 1, 1922, to the second paragraph of Section 5136 of the United States Revised Statutes, and showing further that by virtue of an Act of Congress passed February 25, 1927, amending the second paragraph of Section 5136 of the United States Revised Statues, The Riggs National Bank of Washington, D.C. will continue its corporate existence until such time as it be dissolved by the act of shareholders owning two-thirds of its stock, or until its franchise becomes forfeited by reason of violation of law, or until terminated by either general or special act of Congress, or until its affairs be placed in the hands of a receiver and finally wound up by him./1/

(d) Certified copy of a Resolution of the Board of Directors of the Bank adopted at a special meeting held January 12, 1954, a statement of its President dated January 12, 1954 certifying as to the adoption of said Resolution by the Shareholders, and a certificate dated January 13, 1954 issued by the Office of the Comptroller of the Currency, Washington, D.C., all evidencing an amendment to Article Fifth of its Articles of Association effective January 15, 1954, increasing its capital stock to $6,000,000 divided into 60,000 shares, par value $100 each; and providing also for the increase or decrease of capital stock of the Bank from time to time and that in the event of any increase, either by the sale of additional shares or by a declaration of a stock dividend, each shareholder shall be entitled to his proportionate amount of such increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the Shareholders unless another time subsequent to the date of the Shareholders meeting is specified. Also included under the above mentioned Certification (made by the Office of the Comptroller of the Currency) are copies of documents evidencing a previous increase of the Bank's capital to $5,000,000./2/

(e) Certificate by the Hon. R. M. Gidney, Comptroller of the Currency recorded in the Treasury Department, Office of the Comptroller of the Currency, Washington, D.C. dated October 1, 1954, that the consolidation is approved, effective at the close of business, 2:00 P.M., Friday, October 1, 1954, of The Riggs National Bank of Washington, D.C., Washington, D.C., and the Washington Loan and Trust Company, Washington, D.C., under the charter and title of "The Riggs National Bank of Washington, D.C.", with capital stock of $7,250,000./3/

  (Note: Title 12, Section 34a, U.S. Code, permitting Consolidation of a State Bank with a National Bank, provides that the consolidated institution "shall hold and enjoy the same and all rights of property, franchise, and interests, including appointments, designations, and nominations and all other rights and interests as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by any such constituent institution at the time of such consolidation.")

(f) Copy of authority dated May 24, 1955, granted by the Board of Governors of the Federal Reserve System to The Riggs National Bank of Washington, D.C., to act as Trustee, Executor, Administrator, Registrar of stocks and bonds, Guardian of estates, Assignee, Receiver and Committee of estates of lunatics./4/

(g) Copy of the Articles of Association effective January 8, 1957, of The Riggs National Bank of Washington, D.C. showing the amount of capital stock to be Eight Million Dollars ($8,000,000) divided into 320,000 shares of the par value of Twenty-Five Dollars ($25), and certified as a true and correct copy by J. C. McCormack, Senior Vice President and Cashier of The Riggs National Bank of Washington, D.C./5/

(h) Photostatic copy of the Certificate of the Comptroller of the Currency issued January 8, 1957, approving the increase in the capital stock of The Riggs National Bank of Washington, D.C. to Eight Million Dollars ($8,000,000) effective January 8, 1957./6/

(i) Certified copy of the certificate recorded in the office of the Comptroller of the Currency and dated November 10, 1958, certifying the approval, effective as of the close of business November 10, 1958, of the consolidation of The Riggs National Bank of Washington, D.C., Washington, D.C., and The Lincoln National Bank of Washington, D.C., under the charter and title of "The Riggs National Bank of Washington, D.C.", with capital stock of $8,850,000./7/

(j) Photostatic copy of the Certificate of the Comptroller of the Currency issued January 14, 1959, approving the increase in the capital stock of The Riggs National Bank of Washington, D.C. to Nine Million Two Hundred Ninety-Two Thousand Five Hundred Dollars ($9,292,500) effective January 15, 1959./7/

(k) Photostatic copy of the Certificate of the Comptroller of the Currency issued October 19, 1960, approving the increase in the capital stock of The Riggs National Bank of Washington, D.C. to Ten Million Sixty-Six Thousand Eight Hundred Seventy-Five Dollars ($10,066,875) effective October 20, 1960./8/

(l) Certified copy of the Resolution adopted by the Board of Directors of the Bank at a meeting held on January 13, 1964 recommending for approval by the shareholders at the annual meeting to be held on January 14, 1964 an amendment to the Articles of Association of the Bank changing the par value of the stock from Twenty-Five Dollars ($25) per share to Ten Dollars ($10) per share, and the declaration of a stock dividend of One Million Six Thousand Six Hundred Eighty-Five Dollars ($1,006,685)./9/

(m) Certified copy of the Resolution adopted by the shareholders of the Bank at their meeting held on January 14, 1964 approving change in the par value of the stock from Twenty-Five Dollars ($25) to Ten Dollars ($10) per share, and the declaration of a stock dividend of One Million Six Thousand Six Hundred Eighty-Five Dollars ($1,006,685). subject to the approval of the Comptroller of the Currency./1//0/

(n) Xerox copy of the Certificate of Approval of the Comptroller of the Currency approving effective January 15, 1964 the increase in the capital stock of The Riggs National Bank of Washington, D.C. to Eleven Million Seventy-Three Thousand Five Hundred Sixty Dollars ($11,073,560) by the issuance of One Million Six Thousand Six Hundred Eighty-Five Dollars ($1,006,685) par value of such stock./1//1/

(o) Xerox copy of the Certificate of Approval of the Comptroller of the Currency approving effective January 25, 1966 the increase in the capital stock of The Riggs National Bank of Washington, D.C. to Twelve Million One Hundred Eighty Thousand Nine Hundred Ten Dollars ($12,180,910) by the issuance of One Million One Hundred Seven Thousand Three Hundred Fifty Dollars ($1,107,350) par value of such stock./1//2/

(p) Xerox copy of the Certificate of Approval of the Comptroller of the Currency approving effective July 10, 1968 the issuance of Preferred capital stock of The Riggs National Bank of Washington, D.C. of One Million Five Hundred Seventy Three Thousand Two Hundred Ten Dollars ($1,573,210) par value of such stock./1//3/

(q) Xerox copy of the Certificate of Approval of the Comptroller of the Currency approving effective August 27, 1969 the issuance of Preferred capital stock of The Riggs National Bank of Washington, D.C. of One Million Five Hundred Ninety Six Thousand Eight Hundred Forty Dollars (1,596,840) par value of such stock./1//4/

(r) Certified copy of Resolution adopted by the Shareholders of the Bank at their meeting held on March 14, 1973 approving change in the par value of common stock from Ten Dollars ($10) to Five Dollars ($5) per share, and the approval of a 2 for 1 stock split as to such stock; said Resolution also contains the Amendment to Article Fifth of the Bank's Articles of Association increasing the authorized capital stock of all classes to Two Million Nine Hundred Eight Thousand Two Hundred Thirty-Five (2,908,235) shares, of which One Hundred Fifty-Three Thousand One Hundred Forty-Nine (153,149) shares shall be $4 Cumulative Convertible Preferred Stock, par value Ten Dollars ($10) per share and Two Million Seven Hundred Fifty-Five Thousand Eighty-Six (2,755,086) shares shall be Common Stock, par value Five Dollars ($5) per share. /1//5/

(s) Xerox copy of the Certificate of Approval of the Comptroller of the Currency approving effective April 8, 1974 the increase in the common stock of The Riggs National Bank of Washington, D.C. to Thirteen Million Five Hundred Twenty-Seven Thousand Eight Hundred Seventy-Five Dollars ($13,527,875) by the issuance of One Million Two Hundred Twenty-Nine Thousand Eight Hundred Five Dollars ($1,229,805) par value of such stock./1//6/

(t) Xerox copy of a letter from the Board of Governors of the Federal Reserve System dated March 6, 1981 to Mr. Vincent C. Burke, Jr., Chairman of the Board of The Riggs National Bank of Washington, D.C., approving Riggs National Corporation as a bank holding company through the acquisition of the successor by merger to The Riggs National Bank of Washington, D.C./1//7/

(u) Certified copy of the Resolution adopted by the Shareholders of the Bank at their meeting held April 22, 1981 ratifying and confirming the Merger Agreement and Plan of Reorganization dated February 19, 1981, with a copy of said Agreement and Plan attached thereto./1//8/

(v) Copy of existing by-laws of the trustee./1//9/

Exhibit T1B Report of condition of the Trustee
- --------
/1Not/filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-7349 under the Securities Act of 1933.

/2Not/filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A(1) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of American Finance System Incorporated's Registration Statement No. 2-26542 under the Securities Act of 1933.

/3Not/filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A(2) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of American Finance System Incorporated's Registration Statement No. 2-26542 under the Securities Act of 1933.

/4/Not filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A(3) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of American Finance System Incorporated's Registration Statement No. 2-26542 under the Securities Act of 1933.

/5Not/filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A(4) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of American Finance System Incorporated's Registration Statement No. 2-26542 under the Securities Act of 1933.

/6Not/filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A(5) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of American Finance System Incorporated's Registration Statement No. 2-26542 under the Securities Act of 1933.

/7/Not filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Giant Food Properties, Inc.'s Registration Statement No. 2-15129 under the Securities Act of 1933.

/8/Not filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A(k) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-17286 under the Securities Act of 1933.

/9/Not filed herewith. In lieu thereof there is incorporated herein by reference Exhibit T1A(l) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-22344 under the Securities Act of 1933.

/1/Not/filed0herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(m) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-22344 under the Securities Act of 1933.

/1/Not/filed1herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(n) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-22344 under the Securities Act of 1933.

/1/Not/filed2herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(o) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-24655 under the Securities Act of 1933.

/1/Not/filed3herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(p) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-31896 under the Securities Act of 1933.

/1/Not/filed4herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(q) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Government Employees Financial Corporation's Registration Statement No. 2-35501 under the Securities Act of 1933.

/1/Not/filed5herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(r) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-51698 under the Securities Act of 1933.

/1/Not/filed6herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(s) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-51698 under the Securities Act of 1933.

/1/Not/filed7herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(t) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-78731 under the Securities Act of 1933.

/1/Not/filed8herewith./In lieu thereof there is incorporated herein by reference Exhibit T1A(u) to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 2-78731 under the Securities Act of 1933.

/1/Not/filed9herewith./In lieu thereof there is incorporated herein by reference Exhibit T1B to the Form T-1 of The Riggs National Bank of Washington, D.C. which constitutes a part of Potomac Electric Power Company's Registration Statement No. 33-50377e under the Securities Act of 1933.

                                   SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Riggs National Bank of Washington, D.C., a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Washington, District of Columbia, on the 28th day of July 1995.

                                                 THE RIGGS NATIONAL BANK
                                                   OF WASHINGTON, D.C.

                                                /s/ James B. Lynn
                                          By __________________________________

                                                James B. Lynn
                                                Vice President and Trust
                                                 Officer

(Corporate Seal)

Attest:

 /s/ O. Clinton Jones, III
_______________________________
 O. Clinton Jones, III
 Senior Corporate Trust Officer

                                                                     EXHIBIT T1B


                            THE RIGGS NATIONAL BANK

                              OF WASHINGTON, D.C.

                                    BY-LAWS

                           EFFECTIVE FEBRUARY 5, 1985

                   WITH AMENDMENTS THROUGH NOVEMBER 10, 1992

                  THE RIGGS NATIONAL BANK OF WASHINGTON, D.C.

                                    BY-LAWS

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 ARTICLE ONE--MEETINGS OF SHAREHOLDERS
    Section  1. Annual Meetings...........................................  B-4
    Section  2. Special Meetings..........................................  B-4
    Section  3. Organization..............................................  B-4
    Section  4. Qualifications for Directors..............................  B-4
    Section  5. Voting....................................................  B-4
    Section  6. Quorum: Shareholder Action................................  B-4
 ARTICLE TWO--DIRECTORS
    Section  1. Board of Directors........................................  B-5
    Section  2. Number....................................................  B-5
    Section  3. Election; Term of Office..................................  B-5
    Section  4. Organization Meeting......................................  B-5
    Section  5. Regular Meetings..........................................  B-5
    Section  6. Special Meetings..........................................  B-5
    Section  7. Quorum: Board Action......................................  B-5
    Section  8. Participation Other Than by Attendance....................  B-5
    Section  9. Vacancies.................................................  B-5
    Section 10. Compensation..............................................  B-5
    Section 11. Resignation; Removal......................................  B-6
    Section 12. Board of Consultants......................................  B-6
 ARTICLE THREE--COMMITTEES OF THE BOARD
    Section  1. Appointment; Powers.......................................  B-6
    Section  2. Executive Committee.......................................  B-6
    Section  3. Term; Vacancies; Alternates...............................  B-6
    Section  4. Organization..............................................  B-6
 ARTICLE FOUR--OFFICERS
    Section  1. Chief Executive Officer...................................  B-6
    Section  2. Chairman of the Board.....................................  B-6
    Section  3. President.................................................  B-7
    Section  4. The Vice Chairmen.........................................  B-7
    Section  5. Senior Officers...........................................  B-7
    Section  6. Secretary of the Board; Assistant Secretaries.............  B-7
    Section  7. Other Officers............................................  B-7
    Section  8. Tenure of Office..........................................  B-7
    Section  9. Compensation..............................................  B-7
 ARTICLE FIVE--STOCK, STOCK CERTIFICATES AND HOLDERS OF RECORD
    Section  1. Stock Certificates........................................  B-8
    Section  2. Transfer of Stock.........................................  B-8
    Section  3. Lost, Stolen or Destroyed Certificates....................  B-8
    Section  4. Holders of Record.........................................  B-8
 ARTICLE SIX--SIGNING AUTHORITY
    Section  1. Signing Authority.........................................  B-8
    Section  2. Trust Department Signing Authority........................  B-9

                                                                            PAGE
                                                                            ----
 ARTICLE SEVEN--TRUST DEPARTMENT
    Section  1. Exercise of Fiduciary Powers..............................  B-10
    Section  2. Trust Committee...........................................  B-10
    Section  3. Management................................................  B-10
    Section  4. Trust Department Officers.................................  B-10
    Section  5. Trust and Securities and Investments......................  B-10
    Section  6. Voting of Securities......................................  B-10
 ARTICLE EIGHT--GENERAL PROVISIONS
    Section  1. Fiscal Year...............................................  B-10
    Section  2. Records...................................................  B-10
    Section  3. Seal......................................................  B-11
    Section  4. Gender and Number.........................................  B-11
 ARTICLE NINE--BY-LAWS
    Section  1. Amendments................................................  B-11
    Section  2. Inspection................................................  B-11

                            THE RIGGS NATIONAL BANK
                              OF WASHINGTON, D.C.
                                    BY-LAWS

                           MEETINGS OF SHAREHOLDERS

  Section 1. ANNUAL MEETINGS. The annual meeting of the shareholders of the Bank for the election of Directors and the transaction of all other business that may properly come before the meeting shall be held on the second Wednesday of December in each year, or such other date as may be designated by the Board of Directors. The annual meeting shall be held at such time and place and upon such notice as the Board of Directors shall determine.

  Section 2. SPECIAL MEETINGS. Special meetings of the shareholders may be called for any purpose by the Board of Directors, the Chairman of the Board, the President or any Vice Chairman of the Board, and any such special meeting shall be held at the place, day and time and upon such notice as the Board of Directors or such person shall determine. Special meetings of the shareholders shall be called for any purpose upon the written request of shareholders entitled to cast not less than ten percent of the votes which all shareholders are entitled to cast at the particular meeting, and in such case the Secretary of the Board shall fix the place, date and time of the meeting and shall give due notice thereof.

  Section 3. ORGANIZATION. The Chairman of the Board or, in the event of his absence or disability, the President or, in the event of his absence of disability, the Vice Chairman of the Board or, in the event of the absence or disability of all Vice Chairmen of the Board, any other officer of the Bank designated by the Board of Directors shall preside at all meetings of the shareholders. All meetings shall be conducted in accordance with such regulations as the Board of Directors may from time to time prescribe or as the presiding officer may establish.

  Section 4. QUALIFICATIONS FOR DIRECTORS. No person shall be eligible to be elected or re-elected a Director if that person has reached his sixty-fifth birthday; and, no person, who at the time he was first elected to be a Director was a principal officer or official of the organization with which he is affiliated on a full-time basis, will be eligible to be re-elected after he ceases to be a principal officer or official of such organization; provided, however, that the Chairman of the Board may waive the foregoing age or organization requirements and permit a person not otherwise satisfying such requirements to be eligible for election or re-election; and provided further, that there shall be no age or organization requirements for the director serving as Chairman of the Board.

  Section 5. VOTING. Shareholders may vote at any meeting in person or by proxy duly authorized in writing. The Board of Directors may fix a record date for determining those shareholders entitled to vote at any such meeting.

  Section 6. QUORUM: SHAREHOLDER ACTION. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast shall constitute a quorum for the transaction of business at any meeting of shareholders. Unless otherwise provided by law, any action of the shareholders may be taken by a majority of the votes cast at any duly convened shareholders' meeting. Any action that may be taken by the shareholders at a duly convened meeting may also be taken pursuant to waiver of notice thereof and upon the unanimous written consent of all shareholders of the Bank; such consent shall set forth the action so taken and shall be filed with the Secretary of the Board.

                                  ARTICLE TWO

                                   DIRECTORS

  Section 1. BOARD OF DIRECTORS. The Board of Directors shall manage and administer the business and affairs of the Bank. Except as expressly limited by law, all corporate powers of the Bank shall be vested in and may be exercised by the Board of Directors.

  Section 2. NUMBER. The Board of Directors shall consist of such number of Directors as shall be fixed from time to time by the shareholders or by the Board of Directors.

  Section 3. ELECTION; TERM OF OFFICE. The Board of Directors shall be elected at each annual meeting of the shareholders. Each Director shall hold office from the time of his election and his qualification to serve as such and until the election and qualification of his successor or until such Director's earlier death, resignation, disqualification or removal.

  Section 4. ORGANIZATION MEETING. A meeting of the Board of Directors for the purpose of organizing the new Board, appointing the officers of the Bank for the ensuing year and transacting other business shall be held without notice immediately following the annual election of Directors or as soon thereafter as is practicable at such time and place as the Secretary of the Board may designate.

  Section 5. REGULAR MEETINGS. Unless the Board otherwise directs, regular meetings of the Board of Directors shall be held without notice at such times and places as the Board of Directors shall determine at its Organization Meeting each year.

  Section 6. SPECIAL MEETINGS. The Chairman of the Board, the President, or any Vice Chairman of the Board may call a special meeting of the Board of Directors at any time. Any such officer or the Secretary of the Board shall call a special meeting of the Board upon the written request of any three members of the Board. A special meeting shall be held at such time and place as may be designated by the person or persons calling the meeting. The person or persons calling the meeting shall cause such notice of the meeting and of its purpose to be given as he may deem appropriate, and such notice may be given orally or in writing, in person or by telephone, mail or telegram.

  Section 7. QUORUM: BOARD ACTION. A majority of the Directors then in office shall constitute a quorum for the transaction of business at any meeting. Unless otherwise provided by law, any action of the Board may be taken upon the affirmative vote of a majority of the Directors present at a duly convened meeting or upon the unanimous written consent of all Directors.

  Section 8. PARTICIPATION OTHER THAN BY ATTENDANCE. To the full extent permitted by law, any Director may participate in any regular or special meeting of the Board of Directors or of any committee of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting are able to hear each other.

  Section 9. VACANCIES. The Board of Directors may fill any vacancy on the Board. Any Director so elected shall hold office until the election and qualification of his successor or until such Director's earlier death, resignation, disqualification or removal.

  Section 10. COMPENSATION. Each Director who does not receive a salary from the Bank shall be entitled to such compensation as the Board shall determine for his service upon the Board of Directors and any of its committees, for his attendance at meetings of the Board and any of its committees and for his expenses incident thereto. Directors shall also be entitled to such compensation as the Board shall determine for services rendered to the Bank in any capacity other than as Directors.

  Section 11. RESIGNATION; REMOVAL. Any Director may resign by submitting his resignation to the Chairman of the Board or the Secretary of the Board. Such resignation shall become effective upon its submission or at any later time specified. Any Director may be removed from office by action of the shareholders or the Board taken in accordance with applicable law.

  Section 12. BOARD OF CONSULTANTS. The Chairman of the Board may appoint as members of a Board of Consulting Directors any person whose experience and knowledge would be useful to the Bank. Members of the Board of Consultants shall not be members of the Board of Directors and shall serve the Bank in an advisory capacity in such manner as may be designated by the Chief Executive Officer. Members of the Board of Consultants shall not be charged with the responsibilities, nor shall they be subject to the liabilities, of Directors.

                                 ARTICLE THREE

                            COMMITTEES OF THE BOARD

  Section 1. APPOINTMENT; POWERS. The Board may appoint one or more standing or temporary committees consisting of two or more Directors. The Board may invest such committees with such powers and authority, subject to such conditions, as it may see fit.

  Section 2. EXECUTIVE COMMITTEE. The Board shall appoint from among its members an Executive Committee which, so far as may be permitted by law and except as specifically limited by the Board pursuant to Section 1 hereof, shall have all the powers and may exercise all the authority of the Board during the intervals between the meetings thereof, and shall have such additional responsibility as may be delegated to it from time to time by the Board of Directors. All acts done and powers conferred by the Executive Committee shall be deemed to be, and may be certified as being, done or conferred under authority of the Board.

  Section 3. TERM; VACANCIES; ALTERNATES. All committee members appointed by the Board shall serve at the pleasure of the Board. The Board may fill any committee vacancy and may designate one or more eligible Directors as alternate members of any committee to take the place of any absent or disqualified member at any meeting. The Chairman of the Board may appoint a Director who is eligible to serve on any such committee as a member pro tempore to take the place of any absent or disqualified member or alternate member.

  Section 4. ORGANIZATION. All committees shall determine their own organization, procedures and times and places of meetings, unless otherwise directed by the Board and except as otherwise provided in these By-Laws.

                                 ARTICLE FOUR

                                   OFFICERS

  Section 1. CHIEF EXECUTIVE OFFICER. The Board of Directors shall appoint one of its members who shall either be the Chairman of the Board of the Bank, the President, a Vice Chairman of the Board or any other senior officer of the Bank to be the Chief Executive Officer. He shall be the Chief Executive Officer of the Bank and shall have general executive powers concerning all the operations and business of the Bank. The Chief Executive Officer shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors and he may delegate to any other officer such executive and other powers and duties as he deems advisable.

  Section 2. CHAIRMAN OF THE BOARD. The Board of Directors shall appoint one of its members to be the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors. He shall have general executive powers and he shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer. In the event of the absence or disability of the Chairman of the Board, the President shall preside at all meetings of the shareholders and of the Board of Directors and shall exercise all other powers and authority of the Chairman of the Board.

  Section 3. PRESIDENT. The Board of Directors shall appoint one of its members to be President. The President shall have general executive powers, and he shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer.

  Section 4. THE VICE CHAIRMEN. The Board of Directors may appoint one or more of its members to be Vice Chairmen of the Board. Each Vice Chairman of the Board shall have general executive powers, and he shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer.

  Section 5. SENIOR OFFICERS. The Board of Directors may appoint one or more senior officers of the Bank, any of whom may be designated as executive, senior, group or administrative vice presidents or given any other descriptive titles. Each senior officer shall have and exercise such powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer.

  Section 6. SECRETARY OF THE BOARD; ASSISTANT SECRETARIES. The Board of Directors shall appoint a Secretary of the Board. The Secretary of the Board shall act as secretary of all meetings of the shareholders, of the Board and of the Executive Committee, and shall keep minutes of all such meetings. The Secretary of the Board shall give such notice of the meetings as is required by law or these By-Laws. The Secretary of the Board shall be the custodian of the minute book and all other general corporate records. The Secretary of the Board shall be the custodian of the corporate seal and shall have the power to affix and attest the same, and he may delegate such power to one or more officers, employees or agents of the Bank. The Secretary of the Board shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chairman of the Board. The Board or the Chairman of the Board may appoint one or more Assistant Secretaries of the Board who shall assist the Secretary of the Board in the performance of his duties. At the direction of the Secretary of the Board or in the event of his absence or disability, an Assistant Secretary of the Board shall perform the duties of the Secretary of the Board. Each Assistant Secretary of the Board shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board, the Chairman of the Board or the Secretary of the Board.

  Section 7. OTHER OFFICERS. The Board of Directors, the Chief Executive Officer or the delegate of either of them may appoint or hire such additional officers of the Bank, who may be designated as vice presidents, assistant vice presidents, officers, assistant officers or given any other descriptive titles, and may hire such additional employees as it or he may deem necessary or desirable to transact the business of the Bank. Unless the Board of Directors should otherwise direct, the Chief Executive Officer or such delegate may establish the conditions of employment of any of the persons mentioned above and may fix their compensation and dismiss them. Such persons may have such descriptive titles as may be appropriate, and they shall, respectively, have and exercise such powers and duties as pertain to their several offices or as may be conferred upon, or assigned to, them by the appropriate appointing authority.

  Section 8. TENURE OF OFFICE. The Chief Executive Officer, the Chairman of the Board, the President and the Vice Chairmen of the Board shall each hold office for the year for which the Board was elected or until their earlier death, resignation, disqualification or removal. All other appropriate officers and employees shall hold office at the pleasure of the appointing authority.

  Section 9. COMPENSATION. The Board of Directors may fix the compensation of those officers appointed pursuant to Sections 1, 2, 3, 4, and 5 (excluding officers below the rank of Executive Vice President) of this Article Four as the Board may deem appropriate, and it may award additional compensation to any officer or employee of the Bank for any year or years based upon the performance of that person during any such period, the success of the operations of the Bank during any such period or any other reason deemed appropriate. Unless the Board of Directors shall otherwise direct, the Chief Executive Officer or his delegate shall fix the compensation of all other officers or employees of the Bank.

                                 ARTICLE FIVE

                STOCK, STOCK CERTIFICATES AND HOLDERS OF RECORD

  Section 1. STOCK CERTIFICATES. Every holder of fully paid stock of the Bank shall be entitled to a certificate or certificates evidencing the number of shares so held. Such certificates shall be in such form as the Board of Directors may from time to time prescribe in accordance with law. Such certificates shall be signed by the Chairman of the Board, the President or any Vice Chairman of the Board and countersigned by the Secretary of the Board or any other officer so authorized by the Board of Directors and sealed with the seal of the Bank, and such signatures and seal may be facsimile or otherwise as permitted by law.

  Section 2. TRANSFER OF STOCK. Except as otherwise provided by law, transfer of share certificates and of the shares of stock of the Bank represented thereby shall be made only on the books of the Bank upon surrender to the Bank or its agent of the certificate or certificates for such shares properly endorsed by the shareholder, or by his assignee, agent or legal representative, who shall furnish proper evidence of assignment, authority or legal succession, or by the agent of one of the foregoing thereunto duly authorized by an instrument duly executed and filed with the Bank in accordance with regular commercial practice.

  Section 3. LOST, STOLEN OR DESTROYED CERTIFICATES. The holder of any shares of the Bank shall immediately notify it of any loss, theft or destruction of the stock certificate representing such shares. New certificates for shares of stock may be issued to replace such certificates upon satisfactory proof of the loss, theft or destruction and upon such other terms and conditions as the Board of Directors, the Chief Executive Officer or any person designated by either of them may from time to time determine.

  Section 4. HOLDERS OF RECORD. The Bank shall be entitled to treat any person in whose name shares of stock of the Bank stand on its books as the holder and owner in fact thereof for all purposes, and it shall not be bound to recognize any equitable or other claims to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

                                  ARTICLE SIX

                               SIGNING AUTHORITY

  Section 1. SIGNING AUTHORITY. The Chairman of the Board, the President, any Vice Chairman of the Board, any Executive Vice President, any Senior Vice President or any Vice President of the Bank shall have full power and authority, in the name and on behalf of the Bank, under the seal of the Bank or otherwise, to execute, acknowledge and deliver any and all agreements, instruments or other documents relating to property or rights of all kinds held or owned by the Bank or to the operation of the Bank, all as may be incidental to the operation of the Bank and subject to such limitations as the Board of Directors or the Chief Executive Officer may impose. Any such agreement, instrument or document may also be executed, acknowledged and delivered in the name and on behalf of the Bank, under seal of the Bank or otherwise, by such other officers, employees or agents of the Bank as the Board of Directors, the Chief Executive Officer, or the delegate of either of them may from time to time authorize. In each such case, the authority so conferred shall be subject to such limitations as the Board of Directors, the Chief Executive Officer or the delegate may impose. Any officer, employee or agent authorized hereunder to execute, acknowledge and deliver any such agreement, instrument or document is also authorized to cause the Secretary of the Board, any Assistant Secretary of the Board or any other authorized person to affix the seal of the Bank thereto and to attest it.

  Section 2. TRUST DEPARTMENT SIGNING AUTHORITY. The Chief Executive Officer, the Chairman of the Board, the President, any Vice Chairman of the Board, the Officer in Charge of the Trust Department, any senior officer of Vice President in such department and, in the case of (c) below, any officer in the Trust Department shall have full power and authority, in the name and on behalf of the Bank as trustee, administrator, executor, registrar, transfer agent, or in any other fiduciary capacity, under seal of the Bank or otherwise;

    (a) To execute, acknowledge and deliver deeds, bonds, mortgages, agreements, indentures, bills of sale, powers of attorney and all other instruments in writing that may be necessary or proper in the management or in the sale, leasing or other disposition of any real or personal property held by the Bank in any fiduciary capacity; and to execute, acknowledge, deliver or accept agreements, indentures, deeds of trust or mortgages that may be necessary or proper in the acceptance of trusts, depositaryships, agency, custodian, escrow or any other fiduciary accounts;

    (b) To execute, acknowledge and deliver any instrument in writing that may be necessary in order to assign, subordinate, release, satisfy or affect in any other manner of record the whole or part of any judgment or of any mortgage or other lien (except a corporate mortgage, deed of trust, indenture or other instrument executed and delivered to the Bank as trustee for the purpose of securing an issue of corporate obligations) held by the Bank in any fiduciary capacity;

    (c) To execute, acknowledge and deliver all receipts, schedules, affidavits, authentications or certifications of the Bank as trustee under any mortgage, deed of trust, indenture or agreement securing or providing for bonds, debentures, notes or other securities and all certificates as registrar or transfer agent, and all checks as disbursing agent, and all certificates of deposit, interim certificates and trust receipts or certificates;

    (d) To execute, acknowledge and deliver, pursuant to the terms of any corporate mortgage, deed of trust, indenture or other instrument executed and delivered to the Bank as trustee for the purpose of securing an issue of corporate obligations, any instrument in writing that may be necessary to assign, modify, release or satisfy any such mortgage, deed of trust, indenture or other instrument or that may be necessary to release all or any part of the property covered by such mortgage, deed of trust, indenture or other instrument from the lien thereof;

    (e) To appear in any court of record and to enter upon the record in such court an assignment, subordination, release or satisfaction, in whole or in part, of any judgment held by or controlled by the Bank in any fiduciary capacity;

    (f) To verify under oath all pleadings and all other instruments of every nature and description that may be prepared by or on behalf of the Bank in any fiduciary capacity and of which such verification may be necessary or proper.

  All such powers and authority shall be subject to such limitations as the Board of Directors or the Chief Executive Officer may impose.

  Any such agreement, instrument or other document may also be executed, acknowledged and delivered in the name and on behalf of the Bank in any fiduciary capacity, under seal of the Bank or otherwise, by such other officers, employees or agents of the Bank as the Board of Directors, the Chief Executive Officer, the Officer in Charge of the Trust Department or the delegate of any of them may from time to time authorize. In each such case, the authority so conferred shall be subject to such limitations as the Board of Directors, the Chief Executive Officer, the Officer in Charge of the Trust Department or the delegate may impose.

  Any officer, employee or agent authorized hereunder to execute, acknowledge and deliver any such agreement, instrument or document is also authorized to cause the Secretary of the Board, any Assistant

Secretary of the Board, any Trust Department officer or any other authorized person to affix the seal of the Bank thereto and to attest it or to guarantee signatures to assignments of any registered securities.

                                 ARTICLE SEVEN

                               TRUST DEPARTMENT

  Section 1. EXERCISE OF FIDUCIARY POWERS. The administration of all fiduciary powers of the Bank, except those incident to the conduct of the banking business, shall be conducted through the Trust Department. All fiduciary records of the Trust Department shall be kept separate and distinct from other records of the Bank.

  Section 2. TRUST COMMITTEE. The Board shall appoint, from among its members, a Trust Committee of not less than five members which, so far as may be permitted by law and except as specifically limited by the Board pursuant to Article Three, Section 1 hereof, shall have general responsibility for the proper exercise of the fiduciary powers of the Bank. The Trustee Committee may appoint such committees of the Trust Department as it may deem necessary or desirable for the proper exercise of the Bank's fiduciary powers, and it may assign to any such committee or to any officer or employee of the Trust Department the administration of such of the fiduciary powers of the Bank as it may consider proper.

  Section 3. MANAGEMENT. The Board of Directors shall appoint an Officer of the Bank who shall be responsible for the activities of the Trust Department, subject to the general supervision of the Board of Directors and the Chief Executive Officer. The Officer in Charge of the Trust Department shall do or cause to be done all things necessary or proper in carrying on the business of the Trust Department in accordance with the provisions of law and all applicable regulations.

  Section 4. TRUST DEPARTMENT OFFICERS. The Board of Directors or the Chief Executive Officer may appoint such other officers of the Trust Department as it or he may deem necessary or desirable for the proper exercise of the Bank's fiduciary powers. Such officers shall, respectively, have and exercise such powers and duties as pertain to their several offices or as may be conferred upon, or assigned to, them by the Board of Directors or the Chief Executive Officer.

  Section 5. TRUST AND SECURITIES AND INVESTMENTS. Any funds or assets held in the Trust Department shall be kept separate from the assets of the Bank and shall be placed in the joint custody or control of not less than two officers or employees of the Bank who are adequately bonded and are designated for that purpose by the Trust Committee of the Board of Directors or by any officer of the Trust Department to whom the Trust Committee may delegate such power of designation.

  Section 6. VOTING OF SECURITIES. The Officer in Charge of the Trust Department, and any officer of the Trust Department designated by him, may vote shares of stock of any corporation held by the Bank in a fiduciary capacity, whether by proxy or by attendance at a meeting of the holders of such shares.

                                 ARTICLE EIGHT

                              GENERAL PROVISIONS

  Section 1. FISCAL YEAR. The fiscal year of the Bank shall be the calendar year.

  Section 2. RECORDS. The Articles of Association, By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, the Executive Committee, and any other committee of the Board shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary of the Board or other person acting as secretary of the meeting.

  Section 3. SEAL. The Board of Directors shall from time to time prescribe the form of a suitable corporate seal.

  Section 4. GENDER AND NUMBER. Any reference in these By-Laws to one gender, whether masculine, feminine or neuter, includes the other two, and the singular includes the plural and vice versa unless the context indicates otherwise.

                                 ARTICLE NINE

                                    BY-LAWS

  Section 1. AMENDMENTS. These By-Laws may be amended, altered and repealed, and new By-Laws may be adopted, either by action of the shareholders or (except as otherwise provided by law) by action of the Board of Directors.

  Section 2. INSPECTION. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the main office of the Bank and shall be open for inspection by all shareholders during normal business hours.

                                                                     EXHIBIT T1B

                              REPORT OF CONDITION

               CONSOLIDATED DOMESTIC AND FOREIGN SUBSIDIARIES OF
                  THE RIGGS NATIONAL BANK OF WASHINGTON, D. C.
                              AS OF MARCH 31, 1995

                                     ASSETS

                                                                    THOUSANDS
                                                                    OF DOLLARS
                                                                    ----------
Cash and balances due from depository institutions
  Noninterest-bearing balances and currency and coin............... $  188,129
  Interest-bearing balances........................................    205,035
Held-to-maturity securities........................................    474,138
Available-for-sale securities......................................    530,083
Federal funds sold and securities purchased under agreements to resell in domestic offices
   of the bank and of its Edge and Agreement subsidiaries, and in
   IBFs:
  Federal funds sold...............................................    140,000
Loans and lease financing receivables:

  Loans and leases, net of unearned income........................... $2,189,305
  LESS: Allowance for loan and lease losses..........................     90,762
                                                                      ----------

  Loans and leases, net of unearned income and allowance............   2,098,543
Assets held in trading accounts.....................................          63
Premises and fixed assets (including capitalized leases)............     127,630
Other real estate owned.............................................      45,997
Investments in unconsolidated subsidiaries and associated companies.           0
Customer's liability to this bank on acceptances outstanding........         750
Intangible assets...................................................      15,200
Other assets........................................................      82,322
                                                                      ----------
TOTAL ASSETS........................................................  $3,907,890
                                                                      ==========
                                  LIABILITIES
Deposits:
  In domestic offices...............................................   2,987,290

  Noninterest-bearing................................................ $  738,540
  Interest-bearing...................................................  2,248,750
                                                                      ----------

  In foreign offices, Edge and Agreement subsidiaries, and IBFs......    312,068

  Noninterest-bearing................................................ $   10,587
  Interest-bearing...................................................    301,481
                                                                      ----------

Federal funds purchased and securities sold under agreement to repurchase in domestic offices
   of the bank and of its Edge and Agreement subsidiaries, and in
   IBFs:
  Federal funds purchased.........................................      8,500
  Securities sold under agreements to repurchase..................    195,931
Demand notes issued to the U.S. Treasury..........................     39,337
Trading liabilities...............................................        566
Other borrowed money:
  With original maturity of one year or less......................        363
Bank's liability on acceptances executed and outstanding..........        750
Other liabilities................................................. $   60,402
                                                                   ----------
TOTAL LIABILITIES................................................. $3,605,207
                                                                   ----------
                                 EQUITY CAPITAL
Common Stock......................................................     20,771
Surplus...........................................................    242,422
Undivided profits and capital reserves............................     51,963
Net unrealized holding gains (losses) on available-for-sale
securities........................................................    (13,174)
Cumulative foreign currency transaction adjustments...............        701
TOTAL EQUITY CAPITAL..............................................    302,683
                                                                   ----------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY
 CAPITAL..........................................................  3,907,890
                                                                   ==========

  I, John L. Davis, Executive Vice President and Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                    /s/ John L. Davis
                                          _____________________________________
                                                      JOHN L. DAVIS


  We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

       /s/ Joe L. Allbritton                     /s/ Timothy C. Coughlin
___________________________________       _____________________________________
         JOE L. ALLBRITTON                         TIMOTHY C. COUGHLIN

                                      D-2